LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln S&P 500 Buffer Fund Nov Lincoln S&P 500 Ultra Buffer Fund Nov (each a “Fund”, collectively the “Funds”)
Supplement Dated November 21, 2022 to each Fund’s Prospectus and Summary Prospectus Dated May 1, 2022

This Supplement provides information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus (“Prospectus”).

As described in each Fund’s Prospectus, an investment in shares of a Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in each Fund for an Outcome Period. Each Fund’s next Outcome Period is the one-year period November 18, 2022 to November 17, 2023. The Outcomes for the Funds will be based upon the S&P 500 Price Return Index (“Index”). As of November 21, 2022, each Fund’s Cap is set forth below:

FUND NAME	FINAL CAP INFORMATION
Lincoln S&P 500 Buffer Fund Nov	21.92% before Fund expenses (21.22% after Fund expenses for Standard Class) (20.87% after Fund expenses for Service Class)
Lincoln S&P 500 Ultra Buffer Fund Nov	15.25% before Fund expenses (14.55% after Fund expenses for Standard Class) (14.20% after Fund expenses for Service Class)

The following table illustrates the Outcomes the Funds seek to provide if the Index performs in certain ways. There is no guarantee that a Fund will be successful in its attempt to provide the Outcomes. The table is illustrative only and does not show every possible performance scenario. It is not intended to, nor could it, predict or project the actual performance of the Fund or the Index. The actual performance of a Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the following website, http://lincolnfinancial.com/definedoutcomefunds, which provides updated fund performance information on a daily basis.

S&P 500 Price Return Index Performance (before Fund expenses)	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
Lincoln S&P 500 Buffer Fund Nov Performance (before Fund expenses)	(88)%	(38)%	(8)%	(0)%	0%	0%	5%	10%	15%	20% *	21.92% *	21.92% *

Lincoln S&P 500 Ultra Buffer Fund Nov Performance (before Fund expenses)	(78)%	(28)%	(0)%	(0)%	0%	0%	5%	10%	15% *	15.25%*	15.25%*	15.25%*

*

The Cap is set on the first day of the Outcome Period. The Cap is 21.92% for the Lincoln S&P 500 Buffer Fund Nov and 15.25% for the Lincoln S&P 500 Ultra Buffer Fund Nov before taking into account Fund expenses charged to shareholders. When the Funds’ expenses are taken into account, the Cap is 21.22% for Standard Class and 20.87% for Service Class for the Lincoln S&P 500 Buffer Fund Nov. and is 14.55% for Standard Class and 14.20% for Service Class for the Lincoln S&P 500 Ultra Buffer Fund Nov.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS